UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021

COSTAR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 L Street, NW, Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 16, 2021, CoStar Group, Inc., a Delaware corporation (“CoStar Group”) issued a press release (the “Press Release”) announcing its letter to the Board of Directors of CoreLogic, Inc., a Delaware corporation (“CoreLogic”), which contained a proposal (the “Proposal”) to acquire CoreLogic, in a transaction in which CoreLogic stockholders would receive 0.1019 shares of newly issued CoStar Group common stock for each share of CoreLogic’s issued and outstanding common stock.

The foregoing description of the Proposal is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1.

The Proposal, which was sent to CoreLogic and its counsel, also included a draft merger agreement that CoStar Group indicated its willingness to enter into in all material respects, a copy of which is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This report and exhibits contain forward-looking statements within the meaning of the federal securities law that are not historical or current facts. Such statements are based upon current plans, estimates and expectations that are subject to various risks and uncertainties. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “target,” “contemplate,” “estimate,” “predict,” “potential” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the ultimate outcome of discussions between CoStar Group and CoreLogic, including the possibilities that CoStar Group will not pursue a transaction with CoreLogic or that CoreLogic will reject a transaction with CoStar Group; the ability of the parties to complete a transaction when expected or at all; the risk that the conditions to the closing of any proposed transaction, including receipt of required regulatory approvals and approval of CoreLogic’s stockholders, are not satisfied in a timely manner or at all; potential litigation related to any proposed transaction; the expected benefits of any proposed transaction, such as expected cost, EBITDA, Adjusted EBITDA and/or revenue synergies, the accretive nature of the transaction or expected adjusted EPS, efficiencies, cost savings, tax benefits, revenue, growth potential of CoStar Group, CoreLogic or a potentially combined company, expanded customer segments and total addressable market, reduced revenue volatility, cross-selling opportunities, market profile and financial strength, including near term and long-term value for shareholders, and opportunities for long-term growth, value creation and product innovation, including an integrated and improved offering; the competitive ability and position of CoStar Group, CoreLogic or a potentially combined company; the ability to effectively and efficiently integrate the companies and their technology and content acquisition to create a comprehensive solution; future plans and investments; and any assumptions underlying any of the foregoing, are forward-looking statements. Factors that may affect the future results of CoStar Group are set forth in CoStar Group’s filings with the SEC, including CoStar Group’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. The risks and uncertainties described above and in CoStar Group’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are not exclusive and further information concerning CoStar Group and its business, including factors that potentially could materially affect CoStar Group’s business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that CoStar Group files from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, CoStar Group assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication relates to a proposal which CoStar Group has made for an acquisition of CoreLogic. In furtherance of this proposal and subject to future developments, CoStar Group (and, if a negotiated transaction is agreed, CoreLogic) may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document CoStar Group and/or CoreLogic may file with the SEC in connection with the proposed transactions.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ANY PROXY STATEMENT(S), REGISTRATION STATEMENT(S), TENDER OFFER STATEMENT, PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COSTAR GROUP, CORELOGIC AND THE PROPOSED TRANSACTIONS. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of CoStar Group and/or CoreLogic, as applicable. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC by CoStar Group free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by CoStar Group (if and when available) will also be made available free of charge by accessing CoStar Group’s website at www.costargroup.com.

Certain Information Regarding Participants

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, CoStar Group and its directors and certain of its executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in CoStar Group’s Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 26, 2020, and its definitive proxy statement for the 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020 and certain of its Current Reports on Form 8-K. Additional information regarding the interests of such individuals in the proposed transaction will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov and CoStar Group’s website at www.costargroup.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are filed herewith as exhibits to this report:

Exhibit No.	Description

99.1	Press Release, dated February 16, 2021, issued by CoStar Group.

99.2	Proposed Merger Agreement sent by CoStar Group to CoreLogic.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

Date: February 16, 2021	By:	/s/ Scott T. Wheeler
	Name:	Scott T. Wheeler
	Title:	Chief Financial Officer